UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 1, 2010

CODA OCTOPUS GROUP, INC.
(Name of Small Business Issuer in its Charter)

Delaware	000-52815	34-200-8348
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization		Identification Number)

164 West, 25th Street, 6th Floor, New York
New York 10001
(Address, Including Zip Code of Principal Executive Offices)

(212) 924-3442
(Issuer's telephone number)

(Former name or former address, if changed since last report)

Copies to:
Louis A. Brilleman, Esq.
110 Wall Street, 11th Floor
New York, New York 10005
Phone: (212) 709-8210
Fax: (212) 943-2300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The Board of Directors of Coda Octopus Group Inc. (the “Company”) has appointed Judith Wallace Johnson, CA, CPA, Msc, FCCA, as its Chief Financial Officer.  The appointment took effect May 1, 2010.

From November 2006 to April 2010, Ms. Wallace was an Internal Audit Manager at SunOpta Inc, a NYSE listed company with revenues of $1 billion.  From August 2005 to October 2006 she worked with Sobeys Inc., a leading Canadian grocery chain with revenues in excess of $15 billion.  She also worked with Diageo Plc during a four year time period where she held various positions including Chief Internal Auditor and Finance Manager.  In addition, she has discharged both internal and external audit functions including for PriceWaterhouse Coopers where she started her accounting career and held various positions, including that of Audit Manager and later on with Grant Thornton.   Additionally, she ran her own accounting practice in which she performed accounting and audit functions for various clients including private and quasi-governmental organizations.  Ms. Wallace is a Certified Public Accountant and a member of various accounting bodies including a Fellow of the Association of Certified Chartered Accountants.  She is also a Canadian CA.  Ms Wallace holds a Masters in Information Systems from the University of the West Indies (Mona).

Ms. Wallace has experience in working with SEC reporting companies including designing strategies and plans to comply with Sarbanes Oxley.  In her role as the Chief Financial Officer she will be assisting the Company during the current fiscal year in implementing changes designed to address the material weaknesses in our control environment on which we have been reporting in our recent annual reports.  We expect to see significant results in this area during this financial year as we implement action plans that were developed as a result of an independent review performed in regard to our material weaknesses previously reported.

Ms. Wallace will be paid an annual base salary of $200,000.   In addition, she will be paid a monthly car allowance of $850.  She will participate in the Company’s health insurance and is covered under the Company’s Directors’ and Officers Insurance policy.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements.

None.

(b)	Exhibits.

None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 3, 2010

Coda Octopus Group, Inc.

/s/ Geoffrey Turner
By: Chief Executive Officer